UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025

TREACE MEDICAL CONCEPTS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40355	47-1052611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Palmetto Park Place

Ponte Vedra, Florida 32081

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (904) 373-5940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TMCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2025, James T. Treace provided notice to the board of directors (the “Board”) of Treace Medical Concepts, Inc. (the “Company”) of his intent to retire from the Board at the expiration of his current term at the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and to not stand for re-election. Mr. James T. Treace is the uncle of John T. Treace, the Company’s Founder and Chief Executive Officer, and has served on the Board since 2014. His decision to not stand for re-election was not related to any disagreement with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting or legal matters.

On April 4, 2025, the Board unanimously determined to appoint John T. Treace to serve as Chairman of the Board, effective upon the expiration of James T. Treace’s current term at the Company’s 2025 Annual Meeting. John T. Treace will also continue to serve as the Company's Chief Executive Officer, and Richard W. Mott will continue to serve as lead independent director. No change in John T. Treace's compensation is expected in connection with his appointment to the role of Chairman of the Board.

Upon expiration of Mr. James T. Treace’s term as a director on the Board, the number of directors constituting the entire Board will be decreased from nine (9) directors to eight (8) directors.

A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release of Treace Medical Concepts, Inc. issued on April 7, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREACE MEDICAL CONCEPTS, INC.

Date: April 7, 2025	By:	/s/ Mark L. Hair
Mark L. Hair
Chief Financial Officer